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                                                                    EXHIBIT 10.8

                        WACKENHUT CORRECTIONS CORPORATION
                     NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

                          (As amended October 29, 1996)



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WACKENHUT CORRECTIONS CORPORATION
NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
(EFFECTIVE APRIL 27, 1995)

CONTENTS

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SECTION                                                                 PAGE
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Article I.        The Plan................................................1
         1.1      Establishment of the Plan...............................1
         1.2      Purpose of the Plan.....................................1
         1.3      Duration of the Plan....................................1
Article II.       Definitions.............................................1
         2.1      Award Agreement.........................................1
         2.2      Board...................................................1
         2.3      Code....................................................2
         2.4      Company.................................................2
         2.5      Disability..............................................2
         2.6      Exchange Act............................................2
         2.7      Fair Market Value.......................................2
         2.8      Nonemployee Director....................................2
         2.9      Option..................................................2
         2.10     Participant.............................................2
         2.11     Plan Administrator......................................2
         2.12     Shares..................................................2
Article III.      Administration..........................................3
         3.1      The Plan Administrator..................................3
         3.2      Authority of the Plan Administrator.....................3
         3.3      Decisions Binding.......................................3
Article IV.       Shares Subject to the Plan..............................3
         4.1      Number of Shares........................................3
         4.2      Lapsed Option Grants....................................3
         4.3      Adjustments In Authorized Shares........................4
Article V.        Eligibility and Participation...........................4
         5.1      Eligibility.............................................4
         5.2      Actual Participation....................................4
Article VI.       Nonqualified Stock Options..............................4
         6.1      Grants of Options.......................................4
         6.2      Limitation on Grant of Options..........................4
         6.3      Award Agreement.........................................4
         6.4      Option Price............................................4
         6.5      Duration of Options.....................................5
         6.6      Vesting of Shares Subject to Option.....................5
         6.7      Payment.................................................6
         6.8      Termination of Service on Board Due to Death............6
         6.9      Termination of Service on Board Due to Disability ......6
         6.10     Termination of Service on Board for Other Reasons.......6


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WACKENHUT CORRECTIONS CORPORATION
NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
(EFFECTIVE APRIL 27, 1995)

CONTENTS

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SECTION                                                                 PAGE
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         6.11     Nontransferability of Options...........................6
         6.12     Restrictions on Share Transferability...................7
Article VII.      Amendment, Modification, and Termination................7
         7.1      Amendment, Modification, and Termination................7
         7.2      Options Previously Granted..............................7
Article VIII.     Miscellaneous...........................................7
         8.1      Indemnification.........................................7
         8.2      Beneficiary Designation.................................7
         8.3      Successors .............................................7
         8.4      Severability............................................8
         8.5      Requirements of Law.....................................8
         8.6      Governing Law...........................................8

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                              ARTICLE I. THE PLAN

         1.1 ESTABLISHMENT OF THE PLAN

         Wackenhut Corrections Corporation, (the "Company"), hereby establishes an incentive compensation plan providing for the grant of nonqualified stock options to Nonemployee Directors, subject to the terms and provisions set forth herein. This plan shall be known as the Wackenhut Corrections Corporation Nonemployee Director Stock Option Plan (the "Plan").

         Subject to ratification by an affirmative vote of a majority of Shares present and entitled to vote at the 1996 Annual Meeting at which a quorum is present, the Plan shall become effective as of April 27, 1995 (the "Effective Date").

         1.2 PURPOSE OF THE PLAN

         The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of Company shareholders, and to attract and retain Nonemployee Directors of outstanding competence.

         1.3 DURATION OF THE PLAN

         The Plan shall commence on April 27, 1995 and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to section 7.1, until all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions. However, in no event may an Option be granted under the Plan on or after April 26, 2005.

                            ARTICLE II. DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized. The definition of any term in the singular shall also include the plural.

         2.1 AWARD AGREEMENT

         Award Agreement means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Options granted under this Plan.

         2.2 BOARD

         Board means the Board of Directors of Wackenhut Corrections
Corporation.



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         2.3 CODE

         Code means the Internal Revenue Code of 1986, as amended from time to time.

         2.4 COMPANY

         Company means Wackenhut Corrections Corporation and any successor organization as provided in section 8.3.

         2.5 DISABILITY

         Disability means any disabling condition which entitles the Participant to disability benefits under the federal Social Security Act.

         2.6 EXCHANGE ACT

         Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

         2.7 FAIR MARKET VALUE

         Fair Market Value means the last closing sale price of a Share on or prior to the relevant date that is reported by the principal securities exchange on which the Shares are publicly traded.

         2.8 NONEMPLOYEE DIRECTOR

         Nonemployee Director means any individual who is a member of the Board, but who has never otherwise been an employee of the Company.

         2.9 OPTION

         Option means an option to purchase Shares granted under Article VI. Such Options are not intended to meet the requirements of Code section 422.

         2.10 PARTICIPANT

         Participant means a Nonemployee Director of the Company who has one or more outstanding Options under the Plan.

         2.11 PLAN ADMINISTRATOR

         Plan Administrator means the Compensation Committee of the Company's Board.

         2.12 SHARES

         Shares mean the common stock of the Company.



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                          ARTICLE III. ADMINISTRATION

         3.1 THE PLAN ADMINISTRATOR

         The Plan shall be administered by the Plan Administrator subject to the restrictions set forth in this Plan. The Plan Administrator may delegate to one or more individuals or a committee any of its powers and duties as Plan Administrator that it deems desirable. In this case, every reference in the Plan to the Plan Administrator shall be deemed to include these individuals or the committee as to matters within their jurisdiction.

         3.2 AUTHORITY OF THE PLAN ADMINISTRATOR

         The Plan Administrator shall have the full power, discretion, and authority to administer this Plan in a manner which is consistent with its provisions. Except as provide below, the Plan Administrator shall have the exclusive right to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with the administration thereof, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies, or omissions, by general rule or particular decision.

         However, in no event shall the Plan Administrator have the power to determine Plan eligibility, or to determine the number, the purchase price, the vesting period, or the frequency and timing of Options to be granted under the Plan to any Participant. All such determinations are automatic pursuant to the provisions of this Plan.

         3.3 DECISIONS BINDING

         All determinations and decisions made by the Plan Administrator pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, including the Company, its stockholders, employees, Participants, and their estates beneficiaries.

                     ARTICLE IV. SHARES SUBJECT TO THE PLAN

         4.1 NUMBER OF SHARES

         Subject to adjustment as provided in section 4.3, no more than 30,000 Shares shall be eligible for purchase by Participants pursuant to Options granted under this Plan.

         4.2 LAPSED OPTION GRANTS

         If any Option granted under this Plan terminates, expires, or lapses for any reason, any Shares subject to purchase pursuant to such Option shall again be available for the grant of an Option under the Plan.



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         4.3 ADJUSTMENTS IN AUTHORIZED SHARES

         In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of and/or price of Shares subject to outstanding Options granted under this Plan, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights.

                    ARTICLE V. ELIGIBILITY AND PARTICIPATION

         5.1 ELIGIBILITY

         Nonemployee Directors shall be eligible to become Participants in accordance with section 5.2.

         5.2 ACTUAL PARTICIPATION

         Subject to the provisions of Article VI, all Nonemployee Directors shall become Participants by receiving grants of Options upon election and/or reelection to serve on the Board.

                     ARTICLE VI. NONQUALIFIED STOCK OPTIONS

         6.1 GRANTS OF OPTIONS

         Subject to the limitation on the number of Shares subject to this Plan, each Nonemployee Director shall be granted an Option to purchase 2,000 Shares* upon his or her election and/or reelection to serve on the Board.

         *Note: This number reflects the effect of the stock split of June 3, 1996, as approved by the Board of Directors on April 26, 1996.

         6.2 LIMITATION ON GRANT OF OPTIONS

         Other than those grants of Options set forth in section 6.1, no additional Options shall be granted under this Plan.

         6.3 AWARD AGREEMENT

         Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price (as defined in section 6.4), the duration of the Option, and the number of Shares available for purchase under the Option as set forth in this Plan.

         6.4 OPTION PRICE

         The purchase price per Share available for purchase under an Option shall be equal to the Fair Market Value of such Share on the date the Option is granted.



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         6.5 DURATION OF OPTIONS

         Each Option shall expire on the tenth (10th) anniversary date of its grant.

         6.6 VESTING OF SHARES SUBJECT TO OPTION

         Options granted under the Plan shall be 100 percent vested at all times. Participants shall be entitled to exercise Options at any time and from time to time, within the time period beginning on the date on which the Option is granted, and ending ten (10) years after grant of the Option.



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         6.7 PAYMENT

         Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised. The Option Price (as defined in section 6.4) of any Option shall be payable to the Company in full in cash or its equivalent upon exercise.

         As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the exercise of the Option.

         6.8 TERMINATION OF SERVICE ON BOARD DUE TO DEATH

         If a Participant dies while he or she is actively serving as a Nonemployee Director, any outstanding Options may be exercised by the Participant's legal representative or beneficiary any time before the earlier of-

         (a) the expiration date of such Options; or

         (b) the second anniversary of the Participant's death.

         6.9 TERMINATION OF SERVICE ON BOARD DUE TO DISABILITY

         If a Participant incurs a Disability while he or she is actively serving as a Nonemployee Director, the Participant may exercise any Options that are outstanding at the time of such Disability before the earlier of-

         (a) the expiration date of such Options; or

         (b) the second anniversary of the date of Disability.

(If the Participant dies after incurring a Disability, but before the expiration of the exercise period described above, the Participant's legal representative or beneficiary may exercise any outstanding Options before the expiration of such period.)

         6.10 TERMINATION OF SERVICE ON BOARD FOR OTHER REASONS

         If the service of the Participant on the Board shall terminate for any reason other than for death or Disability, any outstanding Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for ten years from the date of the grant of the Options.

         6.11 NONTRANSFERABILITY OF OPTIONS

         No Option granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.


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6.12     RESTRICTIONS ON SHARE TRANSFERABILITY

         The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under this Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any Stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

             ARTICLE VII. AMENDMENT, MODIFICATION, AND TERMINATION

         7.1 AMENDMENT, MODIFICATION, AND TERMINATION

         The Board may at any time alter, amend, suspend, or terminate the Plan in whole or in part. However, no amendment which fails to comply with the exemptions available under Rule 16b-3 of the Exchange Act, including any successor to the Rule, shall be effective.

         7.2 OPTIONS PREVIOUSLY GRANTED

         Unless required by law, no termination, amendment, or modification of this Plan shall in any manner adversely affect any Option previously granted under this Plan, without the written consent of the Participant holding the Option.

                          ARTICLE VIII. MISCELLANEOUS

         8.1 INDEMNIFICATION

         The Company shall indemnify each person against any and all claims, losses, damages, and expenses (including counsel fees) incurred by such individual for the exercise of any duties as Plan Administrator, whether singly or as a member of committee, and against any liability, including any amounts paid in settlement with the Company's approval, arising from the individual's action or failure to act, except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of the individual.

         8.2 BENEFICIARY DESIGNATION

         Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to exercise the rights described in sections 6.8 and 6.9. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Plan Administrator and will be effective only when filed by the Participant in writing with the Plan Administrator during his or her lifetime. In the absence of any such designation, such rights may be exercised by the executor of the Participant's estate.

         8.3 SUCCESSORS

         All obligations of the Company under this Plan, with respect to Options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase,



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merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         8.4 SEVERABILITY

         If a provision of this Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan. The Plan shall be construed and enforced as if the illegal or invalid provision had not been included herein.

         8.5 REQUIREMENTS OF LAW

         The granting of Options under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         8.6 GOVERNING LAW

         To the extent not preempted by Federal law, this Plan, and all Award Agreements hereunder, shall be construed in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, the authorized officers of the Company have signed this document and have affixed the corporate seal on _______________, 1996, but effective as of April 27, 1995.

Attest:                                  WACKENHUT CORRECTIONS CORPORATION


By: /s/ John J. Bulfin                  By: /s/George C. Zoley
   --------------------------               ---------------------------------
   John J. Bulfin                           George C. Zoley

     Its: General Counsel                       Its: CEO
        ---------------------                       -------------------------
                                                      (Corporate Seal)



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